Exhibit 10.206
                                 --------------

                              FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of March 30, 2001, by and among CATALINA LIGHTING, INC., a Florida corporation ("Domestic Borrower"), CATALINA INTERNATIONAL PLC, a limited company organized under the laws of England and Wales (Registered in England No. 03949382) ("Holdings Borrower"), and RING LIMITED (formerly known as Ring PLC), a limited company organized under the laws of England and Wales (Registered in England No. 29796) ("Sterling Borrower"; Domestic Borrower, Holdings Borrower and Sterling Borrower are collectively referred to herein as the "Borrowers" and individually as a "Borrower"), SUNTRUST BANK, a Georgia banking corporation ("SunTrust"), and the other banks and lending institutions that are signatories to this Amendment (SunTrust and such other banks and lending institutions, collectively, the "Lender"), SUNTRUST BANK, in its capacities as Administrative Agent for the Lenders (the "Administrative Agent"), as Domestic Issuing Bank (the "Domestic Issuing Bank") and as Domestic Swingline Lender (the "Domestic Swingline Lender"), and LASALLE BANK NATIONAL ASSOCIATION, as successor in interest to SunTrust as the UK Issuing Bank (the "UK Issuing Bank") and as successor in interest to SunTrust as the UK Swingline Lender (the "UK Swingline Lender").


                                   WITNESSETH

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, SunTrust in its capacity as UK Swingline Lender and SunTrust in its capacity as UK Issuing Bank entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 22, 2000, (as amended by that certain First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 22, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 9, 2001, as further amended by that certain Third Agreement to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 9, 2001, as further amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, SunTrust in its capacity as UK Swingline Lender and SunTrust in its capacity as UK Issuing Bank are amending the Credit Agreement so as to make certain changes in the terms and conditions of the Credit Agreement as are more fully set forth herein.

         NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, SunTrust in its capacity as UK Swingline Lender and SunTrust in its capacity as UK Issuing Bank hereby amend the Credit Agreement as follows:

                                  A. AMENDMENT

         1. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Section 8.09(c) of the Credit Agreement is hereby amended so as to read as follows:

                  (c) The Borrowers (other than the Sterling Borrower) shall use all reasonable endeavors to procure that:

                  (i) the Sterling Borrower delists, converts to a private limited company, completes the Whitewash Procedure, executes the Sterling Borrower Guaranty and the UK Security Amendment Agreement as soon as reasonably and legally practicable and in any event no later than May 31, 2001; and

                  (ii) each member of the Sterling Borrower Group (other than dormant companies) and any other member of the Sterling Borrower Group which is or becomes a Material Foreign Subsidiary after the date hereof, delists where necessary, converts to a private company, completes the Whitewash Procedures and executes a UK Subsidiary Guaranty Accession Agreement and a UK Security Accession Agreement as soon as reasonably and legally practicable and in any event no later than May 31, 2001 (or in the case of any subsequent Material Foreign Subsidiary within the later of May 31, 2001 or two months of its becoming a Material Foreign Subsidiary).

         3. Representations and Warranties of Borrowers. Borrowers, without limiting the representations and warranties provided in the Credit Agreement, represent and warrant to the Lenders and the Administrative Agent as follows:

                  (a) The execution, delivery and performance by Borrowers of this Amendment are within Borrowers' corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or by-laws of Borrowers or any indenture, agreement or other instrument to which Borrowers are a party or by which Borrowers or any of their properties are bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

                  (b) This Amendment constitutes the legal, valid and binding obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms.

                  (c) No Default or Event of Default has occurred and is continuing as of the Effective Date.


                                B. MISCELLANEOUS

         1. Except as expressly set forth herein, this Amendment shall be deemed not to waive or modify any provision of the Credit Agreement or the other Credit Documents, and all terms of the Credit Agreement, as amended hereby, shall be and shall remain in full force and effect and shall constitute a legal, valid, binding and enforceable obligations of the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, the UK Issuing Bank and the UK Swingline Lender. All references to the Credit Agreement shall hereinafter be references to the Credit Agreement as amended by this Amendment.

         2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         4. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of the parties hereto.

         5. In the event that any part of this Agreement shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

         6.       TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.

         7. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

         8. The Borrowers agree to pay all costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution, delivery and enforcement of this Amendment, including the reasonable fees and out-of-pocket expenses of Administrative Agent's counsel.

         IN WITNESS WHEREOF, the parties hereto have caused this Forbearance and Amendatory Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.


                                            CATALINA LIGHTING, INC.,
                                            as a Borrower


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            CATALINA INTERNATIONAL PLC,
                                                  as a Borrower


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title: Director


                                            RING LIMITED (formerly known as
                                            Ring PLC), as a Borrower


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title: Director